UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 10, 2003


                       National Technical Systems, Inc
            (Exact name of registrant as specified in its charter)


                                  California
                (State or other jurisdiction of incorporation)


                              0-16438 95-4134955
                            (Commission File No.) (IRS Employer
                             Identification No.)


                      24007 Ventura Boulevard, Suite 200
                         Calabasas, California 91302
            (Address of principal executive offices and Zip Code)


      Registrant's telephone number, including area code: (818) 591-0776


             ---------------------------------------------------
        (Former name or former address, if changed since last report)








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Item 7.   Financial Statements and Exhibits.

      (c) Exhibits

Exhibit Number      Description
--------------      -----------

    99.1            Press Release dated September 10, 2003.



Item 12.  Results of Operations and Financial Condition.

      On September 10, 2003, National Technical Systems, Inc. issued a press release announcing financial results for its fiscal 2004 second quarter and six months ended July 31, 2003. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

      The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.
























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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 12, 2003       NATIONAL TECHNICAL SYSTEMS, INC.

                               By: /s/ Lloyd Blonder
                                   ___________________
                                   Lloyd Blonder
                                   Senior Vice President/Chief Financial Officer






















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                                Exhibit Index


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------


     99.1           Press Release dated September 10, 2003.




























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